                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         MORRISON KNUDSEN CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                                     [LOGO]

           NOTICE OF SPECIAL MEETING OF STOCKHOLDERS--SEPTEMBER 15, 2000

To the Stockholders of Morrison Knudsen Corporation:

   A Special Meeting of Stockholders of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), will be held at the Central Plaza Building of the Company's World Headquarters Office located at 720 Park Boulevard in Boise, Idaho, on Friday, September 15, 2000, at 10:00 a.m., local time, for the following purposes:

  1. To consider and vote upon the amendment of the Company's certificate of incorporation to change the name of the Company to "Washington Group International, Inc."

  2. To transact such other business as may properly come before the meeting.

   Only stockholders of record at the close of business on August 11, 2000, are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. In order to ensure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

   All stockholders are cordially invited to attend the Special Meeting.

   Dated: August 16, 2000

                        BY ORDER OF THE BOARD OF DIRECTORS
                        Morrison Knudsen Corporation
                        Craig G. Taylor
                        Secretary

                             MORRISON KNUDSEN PLAZA
                               720 PARK BOULEVARD
                               BOISE, IDAHO 83712

                               ----------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 2000

                               ----------------

                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders to be held at the Central Plaza Building of the Company's World Headquarters Office located at 720 Park Boulevard in Boise, Idaho, on Friday, September 15, 2000, at 10:00 a.m., local time, and at any postponement or adjournment thereof (the "Special Meeting"). Any proxy delivered pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise thereof (i) by filing a duly executed revocation instrument with the Secretary of the Company, (ii) by delivering a duly executed proxy bearing a later date or (iii) by appearing at the Special Meeting and voting in person.

   This Proxy Statement and the related proxy are first being mailed to stockholders commencing on or about August 16, 2000.

Voting Rights and Vote Required

   The holders of record of shares of the Company's common stock (the "Common Stock") at the close of business on August 11, 2000 (the "Record Date"), are entitled to vote such shares at the Special Meeting. On the Record Date, 52,389,494 shares of Common Stock were outstanding and entitled to vote. The holders of shares representing a majority of the voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the Special Meeting. A quorum is necessary in order to transact business at the Special Meeting. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

   Each share of Common Stock is entitled to one vote on all matters properly brought before the Special Meeting. Approval of the amendment of the Company's certificate of incorporation to change the name of the Company to "Washington Group International, Inc." requires the affirmative vote of a majority of the outstanding shares of Common Stock. Accordingly, abstentions and broker nonvotes with respect to such matter will have the effect of negative votes. Any other matter properly brought before the Special Meeting will require the affirmative vote of a majority of the outstanding shares of Common Stock represented at the Special Meeting and entitled to vote on such matters. With respect to such other matters, abstentions and broker nonvotes will be treated as shares not represented and not entitled to vote and, therefore, will have no effect on the outcome of the vote on such matters.

Voting of Proxies

   The shares of voting stock represented by all duly executed proxies received in time for the Special Meeting will be voted in accordance with the directions given by the stockholder executing the same. If no such directions are given, the shares represented by such proxies will be voted FOR amending the Company's certificate of incorporation to change the name of the Company.

   The Company knows of no other business to be brought before the Special Meeting. However, if any other matters of which the Company is not now aware are properly brought before the Special Meeting, the shares of voting stock represented by all duly executed proxies will be voted on such matters in accordance with the discretion of persons named as proxies therein.

Tabulation and Confidential Voting

   Pursuant to the policies of the Company, representatives of Wells Fargo Bank Minnesota, N.A. (formerly Norwest Bank Minnesota, N.A.) have been appointed to serve as independent Inspectors of Election to supervise the voting of shares at the Special Meeting. The Inspectors of Election will decide all questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes. None of the Inspectors of Election is an officer, employee or stockholder of the Company. In addition, the Company has engaged Wells Fargo Bank Minnesota, N.A. to receive, inspect, tabulate and maintain the confidentiality of proxies. The votes of stockholders will be held in confidence except (i) when disclosure is mandated by law, (ii) in the case of a contested vote of stockholders or (iii) when a stockholder expressly requests otherwise.

Security Ownership of Certain Persons

   The following table shows stock ownership information as of July 31, 2000, for (i) the persons (as the term is used in Section 13(d)(3) of the Exchange
Act) known to the Company to beneficially own more than 5% of the Common Stock,
(ii) each director of the Company, (iii) each individual who acted as the Company's chief executive officer during the Company's last completed fiscal year and each of the four most highly compensated executive officers (other than the chief executive officer) who were serving as executive officers of the Company at the end of the last completed fiscal year (collectively, the "Named Executives") and (iv) all current directors and executive officers of the Company as a group:

                                                 Common Stock
                                ----------------------------------------------
                                Amount and Nature
                                  of Beneficial   Right to Acquire
                                 Ownership as of  within 60 days of Percent of
Name and Address of Beneficial  July 31, 2000/2/  July 31, 2000/3/   Class/4/
Owners/1/                       ----------------- ----------------- ----------
Five Percent Owners:
--------------------
Dennis R. Washington..........     20,326,542/5/        116,907       38.73
  c/o Washington Corporations
  101 International Way
  Missoula, Montana 59802
Royce Management Company......      2,840,700/6/              0        5.44
  1414 Avenue of the Americas
  New York, NY 10019
Directors:
----------
David H. Batchelder...........        144,110           134,110           *
Leonard R. Judd...............         82,220            77,220           *
Robert S. Miller, Jr..........         59,951            59,951           *
Dorn Parkinson................        206,448/7/        201,448           *
Terry W. Payne................         97,294            77,294           *
John D. Roach.................         61,448            51,448           *
Dennis R. Washington..........     20,326,542/5/        116,907       38.73
Named Executives:
-----------------
Stephen G. Hanks..............         74,611            74,611           *
Roger J. Ludlam...............         50,000            50,000           *
Ambrose L. Schwallie..........         11,100                 0           *
Robert A. Tinstman............          2,173             2,173           *
Dennis R. Washington..........     20,326,542/5/        116,907       38.73
Thomas H. Zarges..............        106,730           106,730           *
All Directors and Executive
 Officers as a Group:
---------------------------
(20 persons)..................     21,374,824/8/      1,033,080       40.00

--------
* Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.
/1/Except as otherwise indicated, the mailing address of each person shown is
  c/o Morrison Knudsen Corporation, 720 Park Boulevard, Boise, Idaho 83712. /2/For purposes of this table, shares are considered to be "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities, and a person is considered to be the beneficial owner of shares if that person has the right to acquire the beneficial ownership of the shares within 60 days of July 31, 2000. Unless otherwise noted, the beneficial owners have sole voting and dispositive power over their shares listed in this column.
/3/Indicates shares included in the amounts shown to be beneficially owned as of July 31, 2000, by reason of a right to acquire beneficial ownership thereof within 60 days of such date.
/4/The percentages shown are calculated based upon the number of shares of the Common Stock shown in the second column of this table, which includes shares that the stockholder has the right to acquire beneficial ownership of within 60 days of July 31, 2000.
/5/Such shares include 828,000 shares held by D.W. Holdings, Inc., which is wholly owned by Mr. Washington and as to which Mr. Washington may be deemed to be the beneficial owner, and exclude 77,838 shares held by Mr. Washington's wife as to which Mr. Washington disclaims beneficial ownership.
/6/Based on Schedule 13G dated February 9, 2000, as filed with the Securities and Exchange Commission by Royce & Associates, Inc. ("Royce"), Royce Management Company ("RMC") and Charles M. Royce ("Mr. Royce") as a group. Royce has sole voting and dispositive power as to 2,718,100 shares, RMC has sole voting and dispositive power as to 122,600 shares and Mr. Royce may be deemed to beneficially own the shares beneficially owned by Royce and RMC. Mr. Royce disclaims beneficial ownership of such shares.
/7/Such shares include 5,000 shares held in joint tenancy with Mr. Parkinson's wife as to which Mr. Parkinson shares voting and dispositive power and exclude 5,000 shares held by Mr. Parkinson's wife as to which Mr. Parkinson disclaims beneficial ownership.
/8/Such shares include 10,000 shares in joint tenancy by an officer with his wife as to which such officer shares voting and dispositive power.

                           BUSINESS TO BE TRANSACTED

   The Board of Directors of the Company has duly adopted a resolution (i) proposing to amend the Company's certificate of incorporation to change the Company's name to "Washington Group International, Inc.", (ii) declaring the proposed amendment to be advisable and (iii) directing that the Special Meeting be called for the consideration of the proposed amendment by the Company's stockholders.

   The Board of Directors has taken this action in connection with the recent completion of the Company's acquisition of the Raytheon Engineers & Constructors business from Raytheon Company. The Board of Directors believes the proposed name change is advisable to reflect the Company's emergence as a major new force among top-tier engineering and construction firms, with increased depth and breadth of capabilities in fast growing markets such as power, infrastructure, industrial/process and government services.

   If the stockholders approve the proposed amendment by the required vote, the Company will file a certificate setting forth the amendment with the Secretary of State of the State of Delaware in order to effect the name change.

   Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the Company's name, all new stock certificates issued by the Company will be overprinted with, or otherwise bear, the Company's new name.

 The Board of Directors recommends that stockholders vote FOR the amendment of the
      Company's certificate of incorporation to change the Company's name.

                            SOLICITATION OF PROXIES

   Proxies are being solicited from the Company's stockholders on behalf of the Board of Directors. The cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone, facsimile or telegram. Such persons will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Common Stock held of record by such brokerage houses and other custodians, nominees and fiduciaries, and the Company will reimburse such brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith. The Board of Directors intends to utilize the services of Georgeson Shareholder Communications Inc., an investor relations, counseling and proxy solicitation firm, in connection with this solicitation of proxies. Although the exact cost of those services is not known at this time, it is anticipated that the cost will be approximately $9,000.

Dated: August 16, 2000                    BY ORDER OF THE BOARD OF DIRECTORS
                                          Morrison Knudsen Corporation
                                          Craig G. Taylor
                                          Secretary

                         MORRISON KNUDSEN CORPORATION

                                SPECIAL MEETING
                                      OF
                                 STOCKHOLDERS

--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF MORRISON KNUDSEN CORPORATION

     The undersigned hereby constitutes and appoints Stephen G. Hanks, Vincent
L. Kontny and Anthony S. Cleberg or any one of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock designated on the reverse side of this proxy card and which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Morrison Knudsen Corporation (the "Company") to be held at the Central Plaza Building of the Company's World Headquarters Office located at 720 Park Boulevard, Boise, Idaho, on Friday, September 15, 2000, at 10:00 a.m., local time, and at any and all postponements or adjournments thereof, on the amendment to the Company's certificate of incorporation to change the name of the Company to "Washington Group International, Inc." and on any other matters properly brought before the meeting or any postponements or adjournments thereof. As to the amendment of the Company's certificate of incorporation, the shares designated on the reverse side of this proxy card and represented by this proxy will be voted as directed by the stockholder or, where no direction is given, will be voted FOR such amendment at the meeting. As to all such other matters, the undersigned hereby confers discretionary authority, with all the powers which the undersigned would possess if personally present.

     Whether or not you expect to attend the meeting, you are urged to date, execute and return this proxy, which may be revoked at any time prior to its use. All votes received by Wells Fargo Bank Minnesota, N.A. will be kept confidential except (i) when disclosure is mandated by law, (ii) in the case of a contested vote of stockholders, or (iii) when a stockholder expressly requests otherwise.

                 (Continued and to be signed on reverse side)

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Morrison Knudsen Corporation, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.




                              Please detach here



                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                                          ---

The amendment to the Company's certificate
of incorporation to change the name of the
Company to "Washington Group International,
Inc."                                         [_] For   [_] Against   [_]Abstain


Address Change? Mark Box [_] Indicate changes below:  Date _____________________




                                        Signatures(s) in Box

                                        Please sign your name exactly as it
                                        appears printed hereon. Executors,
                                        administrators, guardians, officers of
                                        corporations and others signing in a
                                        fiduciary capacity should sign their
                                        full title as such. Each joint tenant
                                        should sign.